Exhibit 99.1

SIGNATURE OFFICE REIT/GRIFFIN CAPITAL ESSENTIAL ASSET REIT
PROPOSED MERGER
SUPPLEMENT TO STOCKHOLDER Q&A

The following supplements the 17 questions prepared by Signature Office REIT in a stockholder Q&A document filed with the SEC on November 24, 2014.

18. When will a preliminary filing of the joint proxy statement/prospectus be filed with the SEC?

Signature Office REIT and GCEAR filed a preliminary joint proxy statement/prospectus with the SEC via an S-4 filing on February 3, 2015. The filing is currently listed under Griffin Capital Essential Asset REIT, Inc., but the proxy statement, once finalized, will be listed under Signature Office REIT. The SEC review process noted above begins with this preliminary filing, but the timing of the effectiveness of a final joint proxy statement and prospectus is still open, and therefore the timing of the Signature Office REIT stockholder meeting has not been finalized.

19. Have any other SEC filings been made by Signature Office REIT or GCEAR since the November 24, 2014 8-K filing?
.
Yes, GCEAR has made two 8-K filings.

1.
On December 15, 2014, the GCEAR board of directors amended the GCEAR Distribution Reinvestment Plan to increase the purchase price from $9.77 to $10.40 per share. The $10.40 is not a value per share for GCEAR, just the price that GCEAR has determined to offer shares in their Distribution Reinvestment Plan. For more information about GCEAR’s Distribution Reinvestment Plan, please see GCEAR’s December 17, 2014 Form 8-K as filed at www.SEC.gov.

2.
On January 5, 2015, GCEAR issued a press release announcing the sale of one of their properties. For more information about the sale, please see GCEAR’s January 5, 2015 Form 8-K as filed at www.SEC.gov.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of Signature and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the expected timing of completion of the proposed merger. These statements are based on current expectations, and actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the merger or failure to satisfy other conditions to completion of the merger; (3) the inability to complete the merger within the expected time period or at all, including due to the failure to obtain the approval of the Signature stockholders or the failure to satisfy other conditions to completion of the merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; (4) risks related to disruption of management's attention from the ongoing business operations due to the proposed merger; (5) the effect of the announcement of the merger on GCEAR’s or Signature's relationships with their respective customers, tenants, lenders, operating results and businesses generally; (6) the performance of the respective portfolios generally; (7) the ability to execute upon, and realize any benefits from, potential value creation opportunities through strategic transactions and relationships in the future or at all; (8) the ability to realize upon attractive investment opportunities; and (9) future cash available for distribution. Neither Signature nor GCEAR guarantees that the assumptions underlying such forward-looking statements are free from errors. Discussions of additional important factors and assumptions are contained in Signature’s and GCEAR’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2013. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 that GCEAR has filed with the SEC in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, Signature does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. GCEAR and Signature have prepared and filed with the SEC a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY GCEAR AND SIGNATURE IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GCEAR, SIGNATURE AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing Signature’s website (http://www.signaturereit.com) or by accessing GCEAR website (http://www.griffincapital.com/griffin-capital-essential-asset-reit). Investors may also read and copy any reports, statements and other information filed by GCEAR or Signature with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding Signature’s directors and executive officers is available in its proxy statement filed with the SEC by Signature on May 20, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding GCEAR’s directors and executive officers is available in its proxy statement filed with the SEC by GCEAR on April 18, 2014 in connection with its 2014 annual meeting of stockholders, as well as the Registration Statement on Form S-4 filed with the SEC by GCEAR on February 3, 2015 in connection with the merger. Certain directors and executive officers of Signature and other persons may have direct or indirect interests in the merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments and retention bonuses if their employment is terminated prior to or following the merger. If and to the extent that any of the Signature participants will receive any additional benefits in connection with the merger, the details of those benefits are described in the joint proxy statement/prospectus relating to the merger. Investors and security holders may obtain additional information regarding the direct and indirect interests of Signature and its executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the merger, contained in the Registration Statement on Form S-4 filed with the SEC by GCEAR on February 3, 2015.